SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): January 23, 2002

                               ION NETWORKS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


        Delaware                        000-13117                22-2413505
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(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)

  1551 South Washington Avenue
     Piscataway, New Jersey                                        08854
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(Address of Principal Executive Offices)                         (Zip Code)


(Registrant's telephone number, including area code): (732) 529-0100

                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 7.    Financial Statements and Exhibits.
           ---------------------------------

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits.
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      Exhibit No.             Description
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         99.1                 Press Release of Ion Networks, Inc. (the
                              "Company") dated January 23, 2002, announcing results for the fiscal third quarter 2002.

Item 9.    Regulation FD Disclosure.
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     On January 23, 2002, the Company issued a press release announcing results for the fiscal third quarter 2002.

     A copy of the press release, which is incorporated by reference herein and made a part hereof, is filed with this Current Report on Form 8-K as Exhibit 99.1.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2002                  ION NETWORKS, INC.


                                        By: /s/ Kam Saifi
                                           -------------------------------------
                                           Kam Saifi
                                           President and CEO


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

                                  EXHIBIT INDEX


      Exhibit No.             Description
      -----------             -----------

         99.1                 Press Release of the Company dated January 23,
                              2002.